                                                              Exhibit 10.9

Berkshire Income Realty, Inc.
August 13, 2002
Page 1

                       [Georgeson Shareholder Letterhead]

                               _____________, 2002

Berkshire Income Realty, Inc.
One Beacon Street, Suite 1500
Boston, MA 02108

                  Re: LETTER OF AGREEMENT

Gentlemen:

This Letter of Agreement, including the Appendix attached hereto (collectively, this "Agreement"), sets forth the terms and conditions of the engagement by Berkshire Income Realty, Inc. (the "Company") of Georgeson Shareholder Communications Inc. and Georgeson Shareholder Securities Corporation (collectively, "Georgeson") to act as Information Agent and Dealer Manager, respectively, in connection with the Company's Exchange Offer of its Series A Preferred Stock for interests in Krupp Government Income Trust, Krupp Government Income Trust II, Krupp Insured Mortgage Limited Partnership, Krupp Insured Plus Limited Partnership, Krupp Insured Plus II Limited Partnership, and Krupp Insured Plus III Limited Partnership and the related public offering for cash of such Series A Preferred Stock (together, the "Offer"). The term of the Agreement shall be the term of the Offer, including any extensions thereof.

         (a) SERVICES. Georgeson shall perform the services described in the Fees & Services Schedule attached hereto as Appendix I (collectively, the "Services").

         (b) FEES. In consideration of Georgeson's performance of the Services, the Company shall pay Georgeson the amounts, and pursuant to the terms, set forth on the Fees & Services Schedule attached hereto as Appendix 1.

         (c) EXPENSES. In connection with Georgeson's performance of the Services, and in addition to the fees and charges discussed in paragraph (b) hereof, the Company agrees that it shall be solely responsible for the following out-of-pocket costs and expenses, and that the Company shall, at Georgeson's sole discretion, (i) reimburse Georgeson for such costs and expenses actually incurred by Georgeson, (ii) pay such costs and expenses directly and/or
             (iii) advance sufficient funds to Georgeson for payment of such costs and expenses:

                  o reasonable and customary expenses incidental to the Offer, including postage and freight charges incurred in delivering Offer materials;

                  o reasonable and customary third-party expenses incurred by
                    Georgeson in working with its agents or other parties involved in the Offer, including charges for bank threshold lists, data processing, telephone directory assistance, facsimile transmissions or other forms of electronic communication;

                  o expenses incurred by Georgeson at the Company's request, including copying expenses, expenses relating to the printing of additional and/or supplemental material and reasonable travel expenses of Georgeson's executives requested and approved in advance by Company;

                  o any other fees and expenses authorized by the Company and resulting from extraordinary contingencies which arise during the course of the Offer, including fees and expenses for advertising, media relations, stock watch and analytical services.

Berkshire Income Realty, Inc.
August 13, 2002
Page 2

         (d) COMPLIANCE WITH APPLICABLE LAWS. The Company and Georgeson hereby represent to one another that each shall use its best efforts to comply with all applicable laws relating to the Offer, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         (e) INDEMNIFICATION. The Company agrees to indemnify and hold harmless Georgeson and its stockholders, officers, directors, employees, agents and affiliates against any and all claims, costs, damages, liabilities, judgments and expenses, including the fees, costs and expenses of counsel retained by Georgeson, which result from claims, actions, suits, subpoenas, demands or other proceedings brought against or involving Georgeson which directly relate to or arise out of Georgeson's performance of the Services (except for costs, damages, liabilities, judgments or expenses which shall have been determined by a court of law pursuant to a final and nonappealable judgment to have directly resulted from Georgeson's gross negligence or intentional misconduct). In addition, the prevailing party shall be entitled to reasonable attorneys' fees and court costs in any action between the parties to enforce the provisions of this Agreement, including the indemnification rights contained in this paragraph. The indemnity obligations set forth in this paragraph shall survive the termination of this Agreement.

         (f) GOVERNING LAW. This Agreement shall be governed by the substantive laws of the State of New York without regard to its principles of conflicts of laws, and shall not be modified in any way, unless pursuant to a written agreement which has been executed by each of the parties hereto. The parties agree that any and all disputes, controversies or claims arising out of or relating to this Agreement (including any breach hereof) shall be subject to the jurisdiction of the federal and state courts in New York County, New York; and the parties hereby waive any defenses on the grounds of lack of personal jurisdiction of such courts, improper venue or FORUM NON CONVENIENS.

         (g) EXCLUSIVITY. The Company agrees and acknowledges that Georgeson shall be the sole Information Agent and Dealer Manager retained by the Company in connection with the Offer, other than affiliates of the Company, and that the Company shall refrain from engaging any other Information Agent or Dealer Manager to render any Services, in a consultative capacity or otherwise, in relation to the Offer, other than affiliates of the Company.

         (h) ADDITIONAL SERVICES. In addition to the Services, the Company may from time to time request that Georgeson provide it with certain additional consulting or other services. The Company agrees that Georgeson's provision of such additional services shall be governed by the terms of a separate agreement to be entered into by the parties at such time or times, and that the fees charged in connection therewith shall be at Georgeson's then-current rates.

         (i) CONFIDENTIALITY. Georgeson agrees to preserve the confidentiality of (i) all material non-public information provided by the Company or its agents for Georgeson's use in fulfilling its obligations hereunder and (ii) any information developed by Georgeson based upon such material non-pubic information (collectively, "Confidential Information"). For purposes of this Agreement, Confidential Information shall not be deemed to include any information which (w) is or becomes generally available to the public in accordance with law other than as a result of a disclosure by Georgeson or any of its officers, directors, employees, agents or affiliates; (x) was available to Georgeson on a nonconfidential basis and in accordance with law prior to its disclosure to Georgeson by the Company, (y) becomes available to Georgeson on a nonconfidential basis and in accordance with law from a person other than the Company or any of its officers, directors, employees, agents or affiliates who is not otherwise bound by a confidentiality agreement with the Company or is not otherwise prohibited from transmitting such Information to a third party; or (z) was independently and lawfully

Berkshire Income Realty, Inc.
August 13, 2002
Page 3

             developed by Georgeson based on information described in clauses
             (W), (x) or (y) of this paragraph. The Company agrees that all reports, documents and other work product provided to the Company by Georgeson pursuant to the terms of this Agreement are for the exclusive use of the Company and may not be disclosed to any other person or entity without the prior written consent of Georgeson. The confidentiality obligations set forth in this paragraph shall survive the termination of this Agreement.

         (j) ENTIRE AGREEMENT; APPENDIX. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof. The Appendix to this Agreement shall be deemed to be incorporated herein by reference as if fully set forth herein. This Agreement shall be binding upon all successors to the Company (by operation of law or otherwise).

             IF THE ABOVE IS AGREED TO BY YOU, PLEASE EXECUTE AND RETURN THE ENCLOSED DUPLICATE OF THIS AGREEMENT TO GEORGESON SHAREHOLDER COMMUNICATIONS INC., 17 STATE STREET 10TH FLOOR, NEW YORK, NEW YORK 10004, ATTENTION: MARCY ROTH, CONTRACT ADMINISTRATOR.

                                      Sincerely,

                                      GEORGESON SHAREHOLDER
                                        COMMUNICATIONS INC.

                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------

                                      GEORGESON SHAREHOLDER
                                        SECURITIES CORPORATION

                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------

Agreed to and accepted as of
the date first set forth above:

      BERKSHIRE INCOME REALTY INC.
By:
   -------------------------------

Title:
      ----------------------------

Berkshire Income Realty, Inc.
August 13, 2002
Page 4

                                                                     APPENDIX I

                            FEES & SERVICES SCHEDULE

BASE SERVICES                                                                         $100,000.00
                                                                                      -----------
o Information Agent
     o Includes ordering and processing beneficial owner Information;
       coordinating distribution of bank/broker material; producing institutional contact listings; coordinating tender information with the
       Depositary; coordinating the telephone effort

o Information Banking - base fee
     o Provide information and explain benefits of the offer to brokers, institutional and individual investors; survey reactions and obtain intelligence about potential success of the offer, provide advice and counsel to the offeror.

o Depositary Services
     o Processing the sale of shares for cash, if necessary.

SUCCESS FEES
o    For each trust or partnership that receives participation of 25% or                    TBD
     more, Berkshire Income Realty, Inc. will pay an additional fee of                      ---
     $25,000.00 per fund.

PREMIUM SERVICES
o Telephone communications with target shareholders                                         TBD
     o $4.50 per completed call (incoming and outgoing)                                     ---

-------------------------------------------------------------------------------
                            FEE PAYMENT INSTRUCTIONS

The Company shall pay Georgeson as follows:

o Upon execution of this Agreement, the Company shall pay Georgeson $50,000.00, which amount is in consideration of Georgeson's commitment to represent the Company and is non-refundable;

o Upon completion of the Offer, the Company shall pay Georgeson the sum of (i) $50,000.00, (ii) any variable fees for Premium Services (E.G., telephone calls) which shall have accrued over the course of the Offer, (iii) all reimbursable expenses, and (iv) the success fees.

Georgeson will send the Company an invoice for each of the foregoing payments.

-------------------------------------------------------------------------------